THIS PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

                                                             $
                                                              ------------------
                                                             Principal Amount of
                                                             Bridge Note

                                   NUVIM, INC.

                       SECURED CONVERTIBLE PROMISSORY NOTE

                                                           _______________, 2005

      1. Secured Note. FOR VALUE RECEIVED, NuVim, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of ___________________ (the "Bridge Note Lender"), the principal amount of __________________ Thousand Dollars ($______) (the "Note"). The unpaid balance of the principal amount shall accrue interest at the rate of one percent (1%) per month; provided, however, that in no event shall the rate of interest calculated hereunder exceed the maximum amount allowed by law and to the extent such interest is in excess of such maximum, the rate shall be automatically reduced to such maximum amount. Such interest shall be payable on the first day of each month, unless earlier converted or redeemed as provided herein. If any payment under this Note becomes due on a day on which banks in New York City are required or permitted by law to remain closed, such payment shall be made on the next succeeding business day on which such banks are open, and such extension of time shall be included in computing interest in connection with such payment. The Bridge Note Lender shall be entitled to deduct six percent (6%) of the face value of the Note as prepaid interest at the time of closing. Accordingly, no additional interest shall be due until the Seventh (7th) month after the closing.

      In the event of Borrower's default in the payment of any amounts due and payable hereunder, default interest shall accrue at the rate of one and one-half percent (1.5%) per month from the date of such default until the date of repayment; provided, however, that in no event shall the rate of interest calculated hereunder exceed the maximum amount allowed by law and to the extent such interest is in excess of such maximum, the rate shall be automatically reduced to such maximum amount. All default interest shall be payable on demand.

      This Note is one in a series of similar notes up to a maximum aggregate loan amount of five hundred fifty thousand dollars ($500,000) (the "Bridge Loan Offering") being made by various bridge note lenders introduced to the Borrower by Midtown Partners & Co., LLC ("Midtown Partners"), the placement agent of the Bridge Loan Offering. There is no minimum note amount in order to close the Bridge Loan Offering. Repayment of this Note and all other similar notes issued in the Bridge Loan Offering shall be secured by a lien on all tangible and intangible assets of the Borrower, as evidenced by a UCC-1 filing, which security interest shall be subordinate to current secured indebtedness of the Borrower up to a maximum of five hundred thousand dollars ($500,000).

NuVim, Inc.
Secured Convertible Promissory Note
Page 2

      2. Maturity. Except as otherwise provided herein, the principal and interest hereunder shall become due and payable in full on the date six (6) months from the first Closing. The first Closing of the Bridge Note(s) Offering, which shall be on such date as the Borrower and Midtown Partners & Co., LLC ("Midtown Partners"), the Placement Agent, shall mutually agree (the "Closing"). There may be one or more closings, as agreed upon by the Borrower and Midtown Partners.

      3. Redemption. Borrower may redeem any or all amounts due under this Bridge Note at any time in readily available funds, upon three (3) business days' prior written notice, in its sole discretion. In order to redeem this Bridge Note, the Borrower shall pay to the Bridge Note Lender one hundred ten percent (110%) of the principal amount of this Note, plus all accrued and unpaid interest, subject to the maximum amount of interest allowed to be charged by law. The foregoing notwithstanding, in the event that the Borrower redeems the Bridge Note prior to Maturity, any prepaid interest in the hands of the Bridge Note Lender pursuant to Section 1 hereof that has not yet accrued shall be offset against the payment due upon redemption. In its sole discretion, the Borrower shall have the right to redeem a portion of the bridge notes issued in the Bridge Loan Offering, if it elects to not redeem all of the bridge notes. The redemption shall not affect the Bridge Note Lender's rights to receive the Warrants provided for in paragraph 4 hereof.

      4. Warrants . At the Closing, each Bridge Note Lender will receive warrants to purchase a number of shares of the Borrower's Common Stock equal to the one warrant share for each dollar invested (the "Warrants"). Such Warrants shall be exercisable for three (3) years from the first Closing date and shall be exercisable at forty cents ($0.40) per share, subject to adjustment in the event of stock splits, reverse stock splits and other similar events of recapitalization. In the event of default (as defined below), the Borrower shall issue to the Bridge Note Lender an additional number of identical Warrants equal to fifty percent (50%) of the number of Warrants initially issued (one (1) Warrant for each two dollars ($2.00) initially loaned), and all of the Warrants shall have a reduced exercise price of thirty-seven and one-half cents ($0.375) per share. The Warrants will be non-callable. Any shares issuable upon exercise of the Warrants shall be unregistered and may not be sold, pledged, offered for sale, assigned or transferred unless such shares have subsequently been registered under the Securities Act of 1933, as amended and qualified under applicable state securities statutes and regulations or if applicable exemptions from registration and qualification are available. The Borrower has agreed that it will include the shares issuable upon exercise of these Warrants (including any Warrants issued upon an event of default) on a registration statement that it will use its best efforts to file within one hundred twenty (120) days after the final closing of any subsequent debt or equity financing raising gross proceeds of at least one million dollars ($1,000,000).

NuVim, Inc.
Secured Convertible Promissory Note
Page 3

      5. Conversion Rights. Upon an event of default (as defined below), the Bridge Note Lender shall have the right, in such lender's sole discretion, to convert all or a portion of the principal and unpaid interest of this Note (the "Conversion Amount") into shares of the Borrower's Common Stock at the conversion price determined by dividing the Conversion Amount by ninety percent (90%) of the average closing bid price of the Borrower's Common Stock for the five (5) trading days immediately preceding the first Closing date. Any shares issuable upon conversion shall be unregistered and may not be sold, pledged, offered for sale, assigned or transferred unless such shares have subsequently been registered under the Securities Act of 1933, as amended and qualified under applicable state securities statutes and regulations or if applicable exemptions from registration and qualification are available. The Borrower has agreed that it will include the shares issuable upon conversion of this Note on a registration statement that it will use its best efforts to file within one hundred twenty (120) days after the final closing of any subsequent debt or equity financing raising gross proceeds of at least one million dollars ($1,000,000).

      6. Anti Dilution Provision. Should at any time from the date of the Closing until the conversion of the Note provided for in paragraph 5, the Borrower issues a stock dividend, combines outstanding shares into a lesser number of shares (reverse split) or increase the number of outstanding shares without a receipt of new consideration (forward split), then the number of shares into which the Note may be converted and the conversion price shall be adjusted to reflect such event so that the relative interest of the Bridge Note Lender shall be fully protected from dilution resulting from such an event. Notice of the required adjustment shall be promptly mailed to each Bridge Note Lender subsequent to each such adjustment event.

      7. Events of Default. In the event the Borrower does not redeem this Note prior to Maturity or fails to pay the principal and any accrued and unpaid interest due at Maturity (either, an "event of default"), (i) this Note will become convertible at the option of the Bridge Note Lender as provided in
Section 5; (ii) as provided elsewhere herein; the amount of interest shall increase to one and one-half percent (1.5%) per month; and (iii) the Borrower shall be obligated to issue additional Warrants and the exercise price of the Warrants will be reduced to thirty-seven and one-half cents ($0.375), as set forth in Section 4 hereof.

      8. Successors and Assigns. This Bridge Note is transferable and assignable by the Bridge Note Lender subject to the requirement that any such assignment or transfer be, in the opinion of the Borrower's counsel, in full compliance with applicable federal and state securities laws. All covenants, agreements and undertakings in this Bridge Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

      9. Notices. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number as indicated below, or (iii) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:

NuVim, Inc.
Secured Convertible Promissory Note
Page 4


            To Bridge Note Lender:

                                        --------------------------------

                                        --------------------------------

                                        --------------------------------

                                        Telefax:
                                               -------------------------

            To the Borrower:

                                        NuVim, Inc.
                                        12 North State Route 17
                                        Paramus, NJ 07652
                                        Telefax: (201) 556-1012

Either party may change by notice the address to which notices to that party are to be addressed.

      10. Waiver/Amendment. The Borrower hereby waives presentment for payment, demand, protest and notice of protest for nonpayment of this Bridge Note and consents to any extension or postponement of the time of payment or any other indulgence. This Bridge Note may only be amended or modified by written agreement signed by the Borrower and Bridge Note Lender.

      11. Expenses. In the event that Bridge Note Lender brings legal action against the Borrower, or the Borrower brings legal action against Bridge Note Lender, to enforce or otherwise determine the meaning or enforceability of this Bridge Note or any provision hereof, each party shall bear its own expenses, including attorney fees, directly attributable to such action. However, in any action for breach of this Bridge Note, including nonpayment, the prevailing party in any such dispute shall be entitled to recover all reasonable costs and attorney fees incurred in connection with such action.

      12. Bridge Note Lender is Not a Stockholder. The Bridge Note Lender, solely by virtue of the ownership of this Bridge Note, shall not be considered a stockholder of the Borrower for any purpose, nor shall anything in this Bridge Note be construed to confer on any Bridge Note any rights of a stockholder of the Borrower including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of stockholders or receive dividends.

NuVim, Inc.
Secured Convertible Promissory Note
Page 5

      13. Choice of Law. This Bridge Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to the principles of conflicts of law.


      IN WITNESS WHEREOF, this Bridge Note has been executed and delivered on the date specified on the first page hereof by the duly authorized representative of the Borrower and the Bridge Note Lender.

                                  Borrower:

                                        NUVIM, INC., a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Richard P. Kundrat
                                        President and Chief Executive Officer

                                CONVERSION NOTICE

      To convert this Bridge Note into common stock of the Borrower, check the box: |_|

      To convert only part of this Bridge Note, state the principal amount to be converted (must be a minimum of $5,000.00 or an amount above $5,000.00 which is a multiple of $1,000.00): $___________

      If you want the stock certificate made out in another person's name, fill in the form below:

(Insert assignee's Social Security or Tax I.D. Number)
                                                        ---------------------

(Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                        Your Signature:


Date:
       ---------------------------      -------------------------------------
                                        (Sign exactly as your name appears on
                                        the Bridge Note)